UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2010

Patient Portal Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107826	02-0656132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

8276 Willett Parkway, Baldwinsville, NY 13027
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (315) 638-6708

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DISCLOSURE FOR FORM 8-K

Section 8 – Other Events

Item 8.01 Other Events. On January 8, 2010, the Company closed on the sale of its hospital television equipment business to a former executive for $820,000. The consideration consisted of cash and the assumption of certain Company liabilities.

The transaction included the sale of the name TB&A as well as certain inventory and hospital equipment purchase contracts. The sale is expected to have an ongoing favorable impact on the Company’s future operating profits.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 12, 2010

By:	/s/ Kevin Kelly

Kevin Kelly
CEO